EXHIBIT 23.01

INDEPENDENT AUDITORS' CONSENT


  We consent to the incorporation by reference in Registration Statement No.

333-22113 of Loews Corporation on Form S-3 of our report dated February 12,

1997, appearing in this Annual Report on Form 10-K of Loews Corporation for the year ended December 31, 1996.









Deloitte & Touche LLP



New York, New York
March 25, 1997